EXHIBIT 10.5

$ 40,000 Promissory Note

October 1, 2007

Secured Financial Network, Inc.  (“Borrower”), located at 101 NE 3rd Avenue., Suite 1500, Ft. Lauderdale, FL 33301, in consideration of $40,000, hereby promises to pay to the order of HEB, LLC (“Lender”), at its primary place of business at 777 Main Street, Suite 3100, Ft. Worth, TX 76102 or at such other address given to Borrower by Lender, in immediately available funds and in lawful money of the United States of America, the principal sum of Forty Thousand Dollars ($40,000.00), or such lesser sum as may be advanced and outstanding hereunder, when demanded by Lender, together with interest on the unpaid principal balance of this Note equal to ten percent (10%) per annum.

Based on such calculations interest shall be paid quarterly on the first day of the month, beginning January 1, 2008.

Borrower shall repay this Note on or before September 30, 2009.

As additional consideration for entering into this note, Lender shall be issued 200,000 warrants to purchase 200,000 shares of SFNL common stock at the price of $.05 per share. Warrants shall be exercisable for a term of 3-years. Warrant agreement is attached.

All payments made on this Note as scheduled shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal.  Except to the extent specific provisions are set forth in this Note with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness owing by Borrower to Lender in such order and manner as Lender or any other holder hereof shall deem appropriate, any instructions from Borrower or anyone else to the contrary notwithstanding.

Borrower shall be entitled to prepay this Note in whole or in part at any time.  Any prepayments of this Note shall be applied first to accrued but unpaid interest, and then to the principal balance hereof in the inverse order of maturity.

All agreements between Borrower and Lender, or any subsequent holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of this Note or otherwise, shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance, or detention of the funds advanced pursuant to this Note or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to this Note, exceed the maximum amount permissible under applicable law (the “Highest Lawful Rate”).  If from any circumstance whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the holder hereof shall ever receive anything of value deemed excess interest by applicable law, an amount equal to any such excess interest shall be applied to the reduction of the principal amount owing under this Note, and not to the payment of interest, or if such excess interest exceeds the unpaid principal balance of this Note, such excess interest shall be refunded to Borrower.  All sums paid or agreed to be paid to any holder of this Note for the use, forbearance or detention of any funds advanced pursuant to this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full so that the rate of interest on account of the indebtedness evidenced by this Note is uniform throughout the term hereof.  The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower and any holder of this Note.

If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys’ fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

HEB LLC Note & Warrant Agreement - continued

Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration of and notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

Neither the failure by the holder hereof to exercise, nor delay by the holder hereof in exercising, the right to accelerate the maturity of this Note or any other right, power or remedy upon any default or event of default shall be construed as a waiver of such default or event of default or as a waiver of the right to exercise any such right, power or remedy at any time.  No single or partial exercise by the holder hereof of any right, power or remedy shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy may be exercised at any time and from time to time.  All rights and remedies provided for in this Note are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and the holder hereof shall, in addition to the rights and remedies provided herein, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the indebtedness owing hereunder, and the resort to any right or remedy provided for hereunder or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate rights or remedies.  Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the rights of the holder hereof to accelerate the maturity of this Note or to exercise any other right, power or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right, power or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought.

The Loan is made solely for business purposes and is not for personal, family, household or agricultural purposes.

Time shall be of the essence in this Note with respect to all of Borrower’s obligations hereunder.

THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.  THE BOOKS AND RECORDS OF LENDER SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF ALL SUMS DUE LENDER HEREUNDER.

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed as of the date first written above.

BORROWER: /s/ Jeffrey L. Schultz Secured Financial Network, Inc. By: Jeffrey L. Schultz - President

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”) AND SHALL NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND STATE ACTS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

HEB LLC Note & Warrant Agreement - continued

CLASS A STOCK PURCHASE WARRANT

Warrant No. HEB -1	Number of Shares: 200,000

SECURED FINANCIAL NETWORK, INC.
COMMON STOCK, NO PAR VALUE PER SHARE
VOID AFTER 5:00 P.M. EASTERN STANDARD TIME
ON SEPTEMBER 30, 2010

This Warrant is issued to HEB, LLC by SECURED FINANCIAL NETWORK, INC., a Nevada Corporation, (hereinafter with its successors called the “Company”).

For value received and subject to the terms and conditions hereinafter set out, Holder is entitled to purchase from the Company at a purchase price of $0.05 per share, fully paid and non-assessable shares of common stock, no par value per share (“Common Shares”) of the Company.  Such purchase price per Common Share, as provided herein, is referred to as the “Purchase Price.

The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company, or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier’s check payable to the order of the Company in the amount of the Purchase Price times the number of Common Shares being purchased.

1.           The person or persons in whose name or names any certificate representing Common Shares is issued hereunder shall be deemed to have become the holder of record of the Common Shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.  Until such time as this Warrant is exercised or terminates, the Purchase Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

2.           Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Standard Time, on September 30, 2010 and shall be void thereafter or can be extended at the Company’s discretion (“Expiration Date”).

3.           The Company covenants that it will at all times reserve and keep available a number of its authorized Common Shares, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant.  The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens, and charges.

HEB LLC Note & Warrant Agreement - continued

4.          If the Company subdivides its outstanding Common Shares, by split-up or otherwise, or combines its outstanding Common Shares, the Purchase Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

5.           If (a) the Company reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (but only if the Company is not the surviving corporation and no longer has more than a single shareholder) or sells, transfers or otherwise disposes of all or substantially all its property, assets, or business to another corporation, and (b) pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock, or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Shares, then (c) Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon such reorganization, reclassification, merger, consolidation, or disposition of assets as a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. At the time of such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to adjust the number of shares of the common stock of the successor or acquiring corporation for which this Warrant is exercisable. For purposes of this section, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

6.           If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least thirty days prior to the record date of the proposed transaction.  The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least thirty days after the giving of the notice) as of which holders of the Common Shares entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Shares as a result of the transaction; and (5) an estimate of the fair market value of the distributions.  On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.

7.           In no event shall any fractional Common Share of the Company be issued upon any exercise of this Warrant.  If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 7, be entitled to receive a fractional Common Share, then the Company shall issue the next higher number of full Common Shares, issuing a full share with respect to such fractional share.  If this Warrant is exercised at one time for less than the maximum number of Common Shares purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Shares equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

8.           Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

HEB LLC Note & Warrant Agreement - continued

9.           If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Shares or shall make any subdivision or combination of, or other change in its Common Shares, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least thirty full business days prior to the record date set for determining the holders of Common Shares who shall participate in such dividend, distribution, subdivision, combination or other change.  Such notice shall also specify the record date as of which holders of Common Shares who shall participate in such dividend or distribution is to be determined.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.

10.           The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant.  Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

11.           This Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws (“State Acts”) or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed. The Common Stock into which the Warrants are exercisable will have piggyback registration rights, and the Warrants will be transferable.

12.           In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

13.           Unless a current registration statement under the Securities Act, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing the Common Shares issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Shares to be issued without such registration.

14.            This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

15.           Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

16.           The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the Company as of October 1, 2007 has duly executed this Warrant.

SECURED FINANCIAL NETWORK, INC. By: /s/ Jeffrey L. Schultz Jeffrey L. Schultz - President

HEB LLC Note & Warrant Agreement - continued
FORM OF EXERCISE

 Date: ____________________

To:           SECURED FINANCIAL NETWORK, INC.
100 NE 3rd Ave., Suite 1500,
Ft. Lauderdale, FL 33301
Telecopy No. 954.337.2835

The undersigned hereby subscribes for 200,000 shares of common stock of SECURED FINANCIAL NETWORK, INC. covered by this Warrant and hereby delivers $ 10,000 in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:

 ____________________________
Signature:

____________________________
Printed Name

____________________________
Name for Registration, if different

____________________________
Street Address

____________________________
City, State and Zip Code

____________________________
Social Security Number

HEB LLC Note & Warrant Agreement - continued

ASSIGNMENT

For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

Name(s) of Assignee(s)	Social Security or other Identifying Number(s) of Assignee(s)	Address	No. of Shares

Dated: ______________________________

 _________________________________________
Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

_________________________________________
Print Name and Title